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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                              September 16, 1997
                       Date of Report (date of earliest
                                event reported)


                                COST PLUS, INC.
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            (Exact name of Registrant as specified in its charter)


         California                    0-14970                 94-1067973
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

                                201 Clay Street
                          Oakland, California  94607
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         (Address, including zip code, of principal executive offices)


              Registrant's telephone number, including area code:

                                (510) 893-7300

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Item 5.  Other Events.

     On September 16, 1997, the Registrant entered into an Employment Severance Agreement (the "Agreement") with Patricia T. Saucy, Acting Chief Financial Officer, Vice President, Finance and Secretary. The Agreement provides Ms. Saucy with certain severance benefits should her employment with the Registrant terminate under certain circumstances prior to September 1, 1998.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Employment Severance Agreement, dated September 16, 1997, between the Registrant and Patricia T. Saucy.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COST PLUS, INC.



Dated: October 2, 1997                 By: /s/ Patricia T. Saucy
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                                           Patricia T. Saucy,
                                           Acting Chief Financial Officer,
                                           Vice President, Finance and Secretary

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